SALOMON BROTHERS SERIES FUNDS INC

SALOMON BROTHERS INTERNATIONAL EQUITY FUND

PROSPECTUS SUPPLEMENT

October 22, 2004

The Board of Directors of Salomon Brothers Series Funds Inc (the “Company”) has deemed that in its judgment it is advisable and in the best interests of the Salomon Brothers International Equity Fund (the “Fund”) and its stockholders to terminate and wind up the Fund as soon as reasonably practical. Accordingly, the Board has voted to close the Fund to new purchases effective on October 25, 2004. In addition, in preparation for the termination of the Fund, the Board has voted to liquidate the assets of the Fund. The conversion of the Fund’s assets into liquid assets will affect the Fund’s ability to pursue its investment objective.

The Prospectus is amended to remove information relating to the sale of Fund shares. Of course, stockholders may still redeem their shares or exchange their shares for any other Salomon Brothers open-end fund (limited to shares of the same class owned of the Fund) at any time prior to the termination of the Fund.

Stockholders are eligible to exchange their shares for any Salomon Brothers open-end mutual fund made available by your account representative (limited to the class of shares you own of the Fund), without the imposition of a sales charge, with the proceeds from any redemption of the Fund’s shares. This option will be available at any time prior to the termination of the Fund. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived. Stockholders with brokerage accounts choosing not to exchange their shares for the shares of another Salomon Brothers open-end fund prior to the termination of the Fund will be credited their liquidation distribution within seven days after the Fund terminates and winds up its business. Stockholders with direct to the Fund accounts choosing not to exchange their shares for the shares of another Salomon Brothers open-end fund prior to the termination of the Fund will have a check representing their liquidation distribution mailed to them within seven days after the Fund terminates and winds up its business.

Citigroup Asset Management (“CAM”) has decided that, following liquidation of the Fund, it will make certain voluntary payments to Fund shareholders to address CAM’s dissatisfaction with the performance and operation of the Fund due, in part, to large cash flows that caused periods during which large cash positions were maintained in the Fund as a result of which the Fund’s assets were underinvested in international securities.

SAM #0628